UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2011

TAXMASTERS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	33-11986-LA	91-2008803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

900 Town & Country Lane, Suite 400, Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

(281) 497-5937
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On January 3, 2011, Christopher J. Koscinski, the Chief Financial Officer of the registrant, concluded that the previously issued financial statements for the fiscal year ended December 31, 2009 and the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 (the “interim 2010 financial statements”) should no longer be relied upon.  Previously, the registrant accounted for the unpaid and incomplete portion of its customer contracts as accounts receivable and deferred revenue.  Commencing on January 3, 2011, if a customer enters into a contract with the registrant, any cash the registrant receives from the customer will be accounted for as deferred revenue.  The balance of the amount due under the contract will be accounted for as an account receivable only if (and when) the registrant completes the services due under the contract without receiving the payment of the balance due.  Prior to the completion of the service under the contract, the amount due under such contract will not be accounted for as an accounts receivable nor deferred revenue (as had been previously been done).   This change will also result in changes to the deferred tax asset components related to both accounts receivable and deferred revenue.

The corrected accounting for customer contracts will be applied to the registrant’s financial statements for the fiscal year ended December 31, 2010.  Because such financial statements will include financial information for the fiscal years ended December 31, 2009 and 2010, the registrant’s Chief Financial Officer concluded that the previously issued financial statements for the fiscal year ended December 31, 2009 and the interim 2010 financial statements should no longer be relied upon as a result of such change in the registrant’s accounting for customer contracts.

The effects on the financial statements for the year ended December 31, 2009 and the interim 2010 financial statements are as follows:  (i) there will be an equal decrease in both accounts receivable and deferred revenue.  This will also lead to a decrease in the allowance for doubtful accounts.  The registrant believes there may be an impact on deferred taxes.  The dollar impact on these items, including deferred taxes, is undetermined at this point.  The registrant does not expect any impact on the amount of revenue reported for 2009 fiscal year or the 2010 interim financial statements as a result of this accounting change.  The registrant informed its independent auditor, MaloneBailey LLP, of the matters disclosed above.

ITEM 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of business acquired:

None

(d)   Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAXMASTERS, INC.

Date: January 11, 2011	By:	/s/ Christopher J. Koscinski
Christopher J. Koscinski
Chief Financial Officer